SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated October 8, 2010, entitled-" Proteonomix (PROT) Announces Critical Patent Filing."

The press release is in its entirety below:

PROTEONOMIX (PROT) ANNOUNCES CRITICAL PATENT FILING

October 8, 2010- Mountainside, New Jersey- Proteonomix, Inc. (OTCBB Symbol PROT)(“Proteonomix” or the “Company”) announced today that it has filed a utility patent application for the Preparation and Use of Stromal Cells for Treatment of Cardiac Diseases.

Michael Cohen, President of Proteonomix, stated: “This is another step in the development of our intellectual property and getting StromaCel into the commercial market.  The technology covered by the patent application will reduce the cost to the patient of this type of treatment and when trials are completed and regulatory approvals are obtained we believe that the stromal cell technology we announce today will have major importance in the treatment of cardiac damage caused by heart attacks.”

Without going into proprietary details, Mr. Cohen noted that the application relates to cell line expansion that he believes represents a fundamental improvement in the efficiency of producing stem cells which should have applications far beyond the cardiac therapy to which the present application relates.

About Proteonomix, Inc.:

Proteonomix is a biotechnology company focused on developing therapeutics based upon the use of human cells and their derivatives. Proteoderm, Inc. a wholly owned subsidiary of Proteonomix that has recently opened its retail web site, Proteoderm.com, and begun accepting pre-orders for its anti-aging line of skin care products. StromaCel, Inc.'s goal is the development therapeutic modalities for the treatment of Cardiovascular Disease (CVD). StromaCel, Inc. is pursuing the licensing of other technologies for therapeutic use. National Stem Cell, Inc. is Proteonomix's operating subsidiary. The Sperm Bank of New York, Inc. is a fully operational tissue bank. Proteonomix Regenerative Translational Medicine Institute, Inc. ("PRTMI") intends to focus on the translation of promising research in stem cell biology and cellular therapy to clinical applications of regenerative medicine. Proteonomix intends to create and dedicate a subsidiary to each of its technologies. Please also visit http://www.proteonomix.com/, http://www.proteoderm.com/, http://www.otcqb.com/ and http://www.sec.gov/.

Certain statements contained herein are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that the statements made in this press release constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time the statements are made.

Contact:

Michael Cohen

Proteonomix, Inc.

(973) 544-6116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: October 12, 2010

By:/s/Michael Cohen

Name:   Michael Cohen

President